SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 21, 2011

000-24478 (Commission File No.)	38-3073622 (IRS Employer Identification No.)
DEARBORN BANCORP, INC.
(Exact name of registrant as specified in its charter)
1360 Porter Street, Dearborn, MI
(Address of Principal Executive Offices)
48124
(Zip Code)
(313) 565-5700
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders
On June 21, 2011, at the Annual Meeting of Shareholders, the Shareholders of Dearborn Bancorp, Inc. re-elected three directors to serve for a term of three years expiring in 2014. The results of the voting were as follows:

	For	Against	Withheld

William J. Demmer	3,743,588	0	237,724
Bradley F. Keller	3,810,236	0	171,076
Jeffrey G. Longstreth	3,806,523	0	174,789
The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any such filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dearborn Bancorp, Inc.
(Registrant)
/s/ Jeffrey L. Karafa

Jeffrey L. Karafa
Treasurer and Chief Financial Officer
Date: June 21, 2011